Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of SkyPostal Networks, Inc. on Form 10-K for the twelve month period ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Albert Hernandez, acting in the capacity as the Chief Executive Officer and President of the Company and I, A J Hernandez, acting in the capacity as the Chief Financial Officer of the Company, certify to the best of our knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Albert P. Hernandez

Albert P. Hernandez

Chief Executive Officer and President

March 31, 2010

/s/ A.J. Hernandez

A.J. Hernandez

Chief Financial Officer

March 31, 2010